Exhibit 99.1

Reveal (formerly Millenium at Warner Center) - Los Angeles, CA
2011 NAREIT REIT World
November 15-17, 2011

At IPO, Essex owned 16 multifamily properties (4,410 units); currently, Essex has ownership in 155 apartment communities (32,076 units)
▪ Multifamily REIT dedicated to supply-constrained markets
 - Formed in 1971
 - Initial Public Offering in June 1994
 • IPO stock price was $19.50 a share
 • Today the stock trades around $134 per share
▪ Highest total return of any REIT since IPO -  1,834% (Source: SNL Financial)
▪ Cumulative Dividend paid in excess of $50 per share since IPO
▪ Consistent operating philosophy through numerous market cycles
 - Research-based strategy
 - Rigorous underwriting leveraging real-time platform operating data
 - Total return driven
▪ Experienced management team - top executives have worked together for an average tenure of 18+ years

About Essex Property Trust

20-34 Year Olds - Lost Fewer Jobs in 2008 -2009, recovering faster
Echo Boomers will Drive Demand with Higher Propensity to Rent
* Through September 2011
Sources: Marcus & Millichap Research Services, BLS
Multifamily Fundamental Drivers
* Source: Green Street Advisors

Major Decline in For-Sale Housing Supply
New Home Sales and Recessions

Easy Financing Converted
Renters to Homeowners
Residential Supply Distortion

▪ West Coast recovered later, implying rent growth has greater upside potential
▪ Better than average job growth prospects, especially in
      technology related industries
▪ Most desirable locations due to quality of life
▪ New supply remains muted, <1% annual addition to residential stock in Essex markets
▪ Demographic tailwinds of retirees and 'echo boomers‘
      expected to increase renter demand
Essex expects market rents for its portfolio to increase 28% over the next 5 years.
Economic Assumptions
▪ Moderate U.S. GDP Growth 2.8% annual average
▪ Moderate U.S. Job Growth 1.7% annual average
▪ 3.5% CPI Growth
Why Essex is Maintaining the West Coast Focus?

Drivers of strong continued demand in Essex markets
▪ California and Washington combined are the 6th largest economy in the world
▪ 52% of Venture Capital spending is in our markets - key driver of growth industries & jobs
▪ Incoming Echo Boomers (64 million) & quality of life factors favor the West Coast
▪ Higher percentage of educated workers
The West Coast is Well-Positioned

California Population Trends on the Rebound
California Job Growth now outpacing US Trend
Drivers of Renter Demand - Population & Jobs
Source: US Census
Source: BLS

September 2009**
Most state economies are doing poorly (red = declining)
West Coast economies are recovering
The West Coast Recovery is Underway
8
Snapshots of FRB of Philadelphia Coincident Index*
* The FRB of Philadelphia publishes its monthly coincident index as an indicator of the economic health of each state
**Represents 3 month change in index
September 2011**

September Y-Y Job Growth: Selected Metros by % Growth
(000’s)

Source: BLS
▪ Tech/ Energy based markets are leading the way
▪ Positive growth spreading across the country
Strong MSA Job Growth in Essex Portfolio
Job Growth: 1.6 million jobs created in U.S. and 130,000 in Essex markets

Education Data for Essex Counties & State/U.S. Data
▪ Essex’s tech markets have a significantly higher percentage of college educated workers.
▪ These markets should continue to lead job growth
▪ Concentrated in the highest skilled California counties
Source: U.S. Census
Essex Attracts Higher Wage Renters
Job Growth by Level of Education
▪ BLS Household survey indicates the number of employed up 1.24 million Year-
over-Year for September 2011 of which 978,000 were in the group Age
25+ with a College degree.

▪ High Single-Family Prices Restrict Homeownership
▪ Despite the fall in home prices since 2008, prices remain high in supply-constrained markets
Source: National Association of Realtors, Dataquick, Essex
Homeownership is not Affordable

Conclusions:
▪ Single family supply is low everywhere currently
▪ When single family supply recovers, we expect a sharp rebound in the non-constrained markets
▪ The supply constrained coastal rental markets will have less competition from for-sale as compared to 2003 - 2007
Source: U.S. Census
Essex Supply Risk Low

Class ‘B’ Vacancy Rates are Low in Supply- Constrained Markets
Vacancy Rate Spread by Class (selected metros)

* All vacancies as of 2Q 2011
Sources: Marcus & Millichap Research Services, Reis
Superior Class ‘B’ Occupancy in Essex Markets

▪ To Grow FFO/share consistent with NAV Growth
▪ Focus on delivering growth from operations platform
▪ Target acquisitions generating (at least an) unlevered return of 9%
▪ Target development generating at least 10% unlevered returns and for unfunded commitments to represent 5-7% of total capital
▪ Target redevelopment generating unlevered returns of 8-10%
▪ Actively upgrade the portfolio through investment and property sales (up to 20% of portfolio identified as being potentially for sale over the next several years.)
Essex Intermediate Goals

Total Return Since IPO
*Total Return as of June 7, 1994 to November 8, 2011
Performance Record
15
Top 10 REITs by Total Return*
1	Essex Property Trust, Inc.	1,834
2	Public Storage	1,616
3	Taubman Centers, Inc.	1,549
4	AvalonBay Communities, Inc.	1,489
5	Realty Income Corporation	1,439
6	Simon Property Group, Inc.	1,206
7	Tanger Factory Outlet Centers	1,175
8	First REIT of New Jersey	1,132
9	Vornado Realty Trust	1,041
10	EastGroup Properties, Inc.	1,033

Seattle Market Review
Average Rent
as a % of
Median Household Income
(in 000’s)
Job Growth
vs.
Total Residential Supply
(% change)
Actual Job Growth by Sector:
Sept. ‘11 vs. Sept. ‘10
Source: Essex, U.S. Census, BLS

Northern California Market Review
(San Jose MSA Example)
Average Rent
as a % of
Median Household Income
(in 000’s)
Job Growth
vs.
Total Residential Supply
(% change)
Actual Job Growth by Sector:
Sept. ‘11 vs. Sept. ‘10
Gap = 3% of
current rents
Source: Essex, U.S. Census, BLS

Southern California Market Review
(Los Angeles MSA Example)
Average Rent
as a % of
Median Household Income
(in 000’s)
Job Growth
vs.
Total Residential Supply
(% change)
Actual Job Growth by Sector:
Sept. ‘11 vs. Sept. ‘10
Gap = 9.6% of
current rents
Source: Essex, U.S. Census, BLS

Southern California Market Review
Occupancy breaks through 95% for both markets for the first time since q4 2007.
Essex believes with occupancy rates above 95% pricing power shifts to the landlord
Source: BLS
Source: Axiometrics
*LA/Orange Numerical Average

Multiple Investment Platforms
▪ Development
 - Upgrading the portfolio
 - Over the past 25-years, we have delivered over 8,500 units through our development program
▪ Acquisitions
 - Accelerating portfolio growth
 - Improving cash flows and total per share returns
 - Targeting markets with high rent growth potential
 - Since 2010, Essex has acquired $1.5 billion of high quality and well-located properties
▪ Redevelopment
 - Repositioning the portfolio and augmenting internal growth
 - Capitalizing on the strategy of owning Class B quality assets in “A” locations
▪ Co-Investments & Preferred Equity Investments
  - Diversifying capital sources
  - Enhancing risk adjusted returns
  - Moderating portfolio volatility

INVESTMENT ACTIVITY
Since January 2010, Essex has acquired or committed to develop $1.5 billion in new investments
1	Corbella (169 units)	$23.8	$1,045
2	Elevation (157 units)	$22.4	$1,141
3	Courtyard off Main (109 units)	$30.1	$1,601
4	Joule (295 units)	$85.4	$1,548
5	The Bernard (63 units)	$15.0	$1,335
6	Redmond Hill (882 units)	$151.3	$1,136
7	Queen Anne (275 units)	$79.1	-
8	Fourth & U (171 units)	$62.3	$1,676
9	Family Tree (121 units)	$31.6	$1,580
10	The Commons (264 units)	$45.2	$1,320
11	101 San Fernando (323 units)	$65.4	$1,690
12	Bella Villagio (231 units)	$58.4	$1,746
13	Via (284 units)	$112.0	$2,215
14	Cadence Phase I (280 units)	$98.6	-
15	West Dublin (309 units)	$94.5	-
Seattle Area
Northern
California
Southern
California
21
1
2
3
4
5
6
8
9
10
11
12
13
14
15
 16
17
18
19
20
21
22
23
24
25
26
Acquisitions
Development
Preferred Equity Investments/ Co-investments
Cost
(in millions)
Avg.
Rent
7
Cost
(in millions)
Avg.
Rent
Cost
(in millions)
Avg.
Rent
16	Arbors at Parc Rose (373 units)	$92.0	$1,723
17	Muse (152 units)	$41.6	$1,764
18	Allegro (96 units)	$30.6	$2,262
19	416 on Broadway (115 units)	$43.0	$2,114
20	Santee Court (165 units)	$31.2	$1,345
21	Santee Village (73 units)	$19.0	$2,004
22	Anavia (250 units)	$84.8	$2,112
23	Skyline (349 units)	$134.3	$3,046
24	Bellerive (63 units)	$27.2	$2,738
25	Reveal (438 units)	$132.9	$1,991
26	Fountain at La Brea (187 units)	$74.7	-

Anavia - Anaheim, CA
101 San Fernando - San Jose, CA
Essex Skyline - Santa Ana, CA
22
416 on Broadway - Glendale, CA
Santee Court - Los Angeles, CA
Elevation - Redmond, WA
Bella Villagio - San Jose, CA
Corbella at Juanita Bay - Kirkland, WA

DEVELOPMENT TRACK RECORD
Over the past 25-years, we have delivered over 8,500 units through our development program
		Estimated Units	Estimated retail sq. feet	Incurred to Date	Estimated Total Cost	Construction Complete
Project Name	Location

Via	Sunnyvale, CA	284	40,000	$101.2	$112.0	Oct-11
Queen Anne (JV)	Seattle, WA	275	17,000	$28.5	$79.1	Apr-13
West Dublin (JV)	Dublin, CA	309	-	$17.9	$94.5	Jun-13
Cadence - Phase I (JV)	San Jose, CA	280	-	$65.2	$98.6	Jul-13
Fountain at La Brea (JV)	West Hollywood, CA	187	18,200	$21.0	$74.7	Jan-14
Total Active Development Pipeline		1,335	75,200	$233.8	$458.9
ACTIVE DEVELOPMENT PIPELINE
 (Dollars in Millions)
Via - Sunnyvale, CA

▪ Capitalize on the strategy of owning Class B quality assets in “A” locations - supply constraint in Essex markets results in older housing stock which leads to greater renovation potential
▪ Selective repositioning: rent justified improvements to maximize NOI and value
Highridge - Rancho Palos Verde, CA
255 units
$16.6 million renovation cost
$65,000 cost per unit
9.25% return

Redevelopment
Before
After
Before
After
The Pointe at Cupertino - Cupertino, CA
116 units
$8.0 million renovation cost
$69,000 cost per unit
9.5% return

REDEVELOPMENT

Fund & Joint Ventures

 The co-investment program facilitates external growth via private capital, provides a diversified source of equity and enhances risk adjusted returns.
 This platform represents 18.2% of the units in Essex’s total portfolio.
 Current Co-Investment Programs Consists of:
 ▪  Fund II
  - 14 well-positioned assets with dispositions beginning in 2012/2013

 ▪ Programmatic Joint Ventures
  - Wesco I - a 50/50 joint venture to acquire apartments. The joint venture has invested $375 million to date.
  - Canada Pension Plan Investment Board (“CPPIB”) - 55% Essex/45%
  CPPIB joint venture to develop Cadence and West Dublin.
 ▪ Single Asset Joint Venture
  - Essex Skyline at MacArthur Place - a 50/50 joint venture to invest in a
  349-unit high-rise condominium
 ▪ Development Joint Ventures with Regional Developers:
 - Queen Anne- a 50/50 joint venture to develop and operate a 275-unit community.
 - Fountain at La Brea - a 50/50 joint venture to develop and operate a 187-
 unit community.

Essex is 30% leveraged on total market capitalization with a strong interest coverage ratio of over 2.5x, staggered maturities and a BBB S&P corporate rating.
Conservatively Proportioned and Flexible Balance Sheet
Cost of Debt	5.5%	4.9%	5.0%	5.3%	5.2%	4.9%
Debt Maturities
Consolidated Debt ($MM): $2,260 at 9/30/11, excludes lines of credit

2011 Guidance (updated November 2, 2011)
FFO Per Share Guidance
 $5.66- $5.74
Same Property Revenue Growth (Midpoint)
3.9%
Same Property NOI Growth (Midpoint)
5.4%
Market Expectations
2011
2011
2011
Market
Market
Market
Job Growth
Rent Growth
Occupancy
Southern California
0.9%
4.8%
95.2%
Northern California
1.6%
9.7%
96.5%
Seattle Metro
2.0%
9.0%
95.5%
Weighted Average
1.2%
7.5%
95.8%
US Economic Assumptions
 GDP Growth of 1.75%
 Job Growth of 1.1%
Targeted Acquisitions
 $450 million - $550 million
Targeted Development Investment
 $263 million related to finishing Via, starting Queen Anne and the Cadence
 Campus Phase I, West Dublin, and starting Fountain at La Brea

2011 Guidance Road Map

NOTES

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Via - Sunnyvale, CA
416 on Broadway - Glendale, CA
Joule - Seattle, WA
For additional information, please contact the Company’s
Investor Relations department at (650) 849-1600.
Fourth & U - Berkeley, CA
Axis 2300 - Irvine, CA
Arbors at Park Rose - Oxnard, CA